UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 8, 2006 (May 2, 2006)

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1735 Market Street, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Equity Offering

On May 2, 2006, Sunoco Logistics Partners L.P., a Delaware limited partnership (the “Partnership”), entered into an underwriting agreement, attached as Exhibit 1.1 hereto, with the underwriters named therein with respect to the issue and sale by the Partnership of up to 2,760,000 common units (including an option to purchase up to 360,000 additional common units to cover over-allotments) representing limited partner interests in the Partnership (the “Units”) in an underwritten public offering (the “Equity Offering”). The Units sold in the Equity Offering were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to an effective shelf registration statement on Form S-3 (File No. 333-130564) (the “Shelf Registration Statement”). A copy of the Underwriting Agreement for the Equity Offering is filed as Exhibit 1.1 to this report, and is incorporated herein by reference.

Debt Offering

On May 2, 2006, Sunoco Logistics Partners Operations L.P., a Delaware limited partnership (the “Operating Partnership”) and wholly owned subsidiary of the Partnership, entered into an underwriting agreement, attached as Exhibit 1.2 hereto, with the underwriters named therein with respect to the issue and sale by the Operating Partnership of $175 million in aggregate principal amount of its 6.125% senior unsecured notes due 2016 (the “Notes”), in an underwritten public offering (the “Debt Offering”). The Notes sold in the Debt Offering were registered under the Act, pursuant to the Shelf Registration Statement.

The Notes were issued under an indenture dated as of December 16, 2005 (the “Original Indenture”), as supplemented by a first supplemental indenture, dated as of May 8, 2006 (the “First Supplemental Indenture”) attached as Exhibit 1.3 hereto, between the Operating Partnership, the other parties named therein and Citibank, N.A. as trustee (the “Trustee”). A copy of the Underwriting Agreement for the Debt Offering is filed as Exhibit 1.2 to this report, a copy of the First Supplemental Indenture is filed herewith as Exhibit 1.3, and each is incorporated herein by reference.

Closing

The closing of each of the Equity Offering and the Debt Offering occurred on May 8, 2006.

2

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement dated as of May 2, 2006 by and among Sunoco Logistics Partners L.P., Sunoco Partners LLC, Sunoco Logistics Partners Operations L.P., and Lehman Brothers Inc., as representative of the several underwriters named therein.

1.2	Underwriting Agreement dated as of May 2, 2006 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners GP LLC, Sunoco Logistics Partners L.P., Sunoco Partners LLC, Sunoco Partners Marketing & Terminals L.P., Sunoco Pipeline L.P., Sunoco Logistics Partners Operations GP LLC, and Barclays Capital Inc. and Citigroup Global Markets Inc., for themselves and as representatives of the several underwriters named therein.

1.3	First Supplemental Indenture, dated as of May 8, 2006, by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P., Sunoco Partners Marketing & Terminals L.P., Sunoco Pipeline L.P. and Citibank, N.A.

5.1	Opinion of Vinson & Elkins L.L.P.

5.2	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)

23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.2 hereto)

23.3	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto)

Forward-Looking Statements

Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC,
its General Partner

	By:	/s/ JENNIFER L. ANDREWS
	Name:	Jennifer L. Andrews
	Title:	Comptroller

Date: May 8, 2006

Philadelphia, PA

4

EXHIBIT INDEX

Exhibit Number	Exhibit
1.1	Underwriting Agreement dated as of May 2, 2006 by and among Sunoco Logistics Partners L.P., Sunoco Partners LLC, Sunoco Logistics Partners Operations L.P., and Lehman Brothers Inc., as representative of the several underwriters named therein.

1.2	Underwriting Agreement dated as of May 2, 2006 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners GP LLC, Sunoco Logistics Partners L.P., Sunoco Partners LLC, Sunoco Partners Marketing & Terminals L.P., Sunoco Pipeline L.P., Sunoco Logistics Partners Operations GP LLC, and Barclays Capital Inc. and Citigroup Global Markets Inc., for themselves and as representatives of the several underwriters named therein.

1.3	First Supplemental Indenture, dated as of May 8, 2006, by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P., Sunoco Partners Marketing & Terminals L.P., Sunoco Pipeline L.P. and Citibank, N.A.

5.1	Opinion of Vinson & Elkins L.L.P.

5.2	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)

23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.2 hereto)

23.3	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto)

5